UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2025

TARGET GLOBAL ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41135	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 10176
Governor’s Square 23
Lime Tree Bay Avenue, Grand Cayman
KY1-1002,
Cayman Islands	KY1-1102
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): +1 345 814 5772

N/A
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share		N/A
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50		N/A
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant		N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Form of Non-Redemption Agreement

On June 3, 2025, Target Global Acquisition I Corp. (the “Company”) filed a definitive proxy statement on Schedule 14A (“Proxy Statement”) for the purposes of calling a special meeting of the Company’s stockholders (the “Shareholder Meeting”) to, among other things, approve an extension of time for the Company to consummate an initial business combination to December 9, 2026 (the “Extension Amendment Proposal”).

On June 6, 2025, in connection with the Shareholder Meeting, the Company and CIIG Management III LLC (the “Sponsor”) entered into certain non-redemption agreements (the “Non-Redemption Agreements”) with one or more unaffiliated third-party shareholders of the Company in exchange for such shareholders agreeing to not redeem (or validly rescind any redemption requests on) a to-be-determined number of Class A ordinary shares, par value $0.0001 per share (the “Non-Redeemed Shares”) at the Shareholder Meeting. In exchange for the foregoing commitment to the Company to not redeem the Non-Redeemed Shares, the Company agreed to issue, or cause to be issued, to such shareholders, for every one (1) Non-Redeemed Share, 2.5 shares of Class A ordinary shares (such shares, the “Promote Shares”) upon closing of the initial business combination, and the Sponsor agreed to surrender and forfeit, for no consideration, a number of shares of Class A ordinary shares par value $0.0001 per share, of the Company equal to the number of Promote Shares upon closing of the initial business combination.

The Non-Redemption Agreements shall terminate on the earlier of (i) the failure of the Company’s shareholders to approve the Extension Amendment at the Shareholder Meeting, or the determination of the Company not to proceed to effect the Extension Amendment (ii) the fulfillment of all obligations of parties to the Non-Redemption Agreements, (iii) the liquidation or dissolution of the Company, (v) the mutual written agreement of the parties or (vi) a date to be agreed between the parties thereto.

The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Amendment Proposal is approved by the Company’s stockholders, but are expected to increase the amount of funds that remain in the Company’s trust account established in connection with Company’s initial public offering following the Shareholder Meeting. The Company and the Sponsor may enter into additional, similar non-redemption agreements in connection with the Shareholder Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the EGM, the Extension Amendment Proposal and related matters. Information regarding the Company’s directors and executive officers is available in the Company’s Proxy Statement for the EGM filed with the SEC on June 3, 2025. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC the Proxy Statement in connection with the EGM to consider and vote upon the Extension Amendment Proposal and other matters and, beginning on or about June 3, 2025, mailed the Proxy Statement and other relevant documents to its shareholders as of the May 30, 2025 record date for the EGM. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the EGM because these documents contain important information about the Company, the Extension Amendment Proposal and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, (345) 814-5772.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
10.1	Form of Non-Redemption Agreement and Assignment of Economic Interest.
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2025

TARGET GLOBAL ACQUISITION I CORP.

By:	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Chief Executive Officer

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